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                                                                    EXHIBIT 99.1



                        CERTIFICATION OF QUARTERLY REPORT


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Arnold H. Brackenridge, President and Chief Executive Officer of TransTexas Gas Corporation (the "Company") and Ed Donahue, Vice President and Chief Financial Officer of the Company, certify that to his knowledge:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 16, 2002                          /s/ ARNOLD H. BRACKENRIDGE
                                        -------------------------------------
                                               Arnold H. Brackenridge
                                        President and Chief Executive Officer





September 16, 2002                             /s/ ED DONAHUE
                                   ------------------------------------------
                                                 Ed Donahue
                                   Vice President and Chief Financial Officer